Exhibit 99.2

Assurant, Inc. (AIZ)

Financial Supplement as of September 30, 2009

ASSURANT, INC.

FINANCIAL SUPPLEMENT

(UNAUDITED)

AS OF SEPTEMBER 30, 2009

INDEX TO SUPPLEMENT

Page:

SAFE HARBOR STATEMENT & REGULATION G – NON GAAP FINANCIAL MEASURES	1

SUMMARY FINANCIAL HIGHLIGHTS	2

SEGMENTED CONDENSED BALANCE SHEETS	4

RECONCILIATION OF NET OPERATING INCOME TO NET INCOME	5

CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS AND SELECTED DATA	6

CONDENSED SEGMENT STATEMENTS OF OPERATIONS AND SELECTED DATA	8

INVESTMENTS	17

INVESTMENT RESULTS BY ASSET CATEGORY & ANNUALIZED YIELDS	19

SUMMARY OF NET OPERATING INCOME DISCLOSED ITEMS	20

RATINGS SUMMARY	21

EXHIBIT I - TOP 30 CORPORATE ISSUER EXPOSURES	22

EXHIBIT II - COMMERCIAL MORTGAGE WHOLE LOANS SUMMARY	23

About Assurant:

Assurant is a premier provider of specialized insurance products and related services in North America and selected other international markets. The four key businesses – Assurant Solutions; Assurant Specialty Property; Assurant Health; and Assurant Employee Benefits – have partnered with clients who are leaders in their industries and have built leadership positions in a number of specialty insurance market segments in the U.S. and selected international markets. The Assurant business units provide debt protection administration; credit-related insurance; warranties and service contracts; pre-funded funeral insurance; creditor-placed homeowners insurance; manufactured housing homeowners insurance; individual health and small employer group health insurance; group dental insurance; group disability insurance; and group life insurance.

Assurant, a Fortune 500 company and a member of the S&P 500, is traded on the New York Stock Exchange under the symbol AIZ. Assurant has more than $25 billion in assets and $8 billion in annual revenue. Assurant has approximately 15,000 employees worldwide and is headquartered in New York’s financial district. www.assurant.com.

Safe Harbor Statement:

Some of the statements included in this financial supplement and its exhibits, particularly those anticipating future financial performance, business prospects, growth and operating strategies and similar matters, are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they may use words such as “will,” “anticipate,” “expect,” “estimate,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” or the negative versions of those words and terms with a similar meaning. Our actual results might differ materially from those projected in the forward-looking statements. The Company undertakes no obligation to update any forward-looking statements in this financial supplement as a result of new information or future events or developments.

The following risk factors could cause our actual results to differ materially from those currently estimated by management: (i) failure to maintain significant client relationships, distribution sources and contractual arrangements; (ii) failure to attract and retain sales representatives; (iii) deterioration in the Company’s market capitalization compared to its book value that could impair the Company’s goodwill; (iv) negative impact on our business and negative publicity due to unfavorable outcomes in litigation and regulatory investigations (including the potential impact on our reputation and business of a negative outcome in the ongoing SEC investigation); (v) current or new laws and regulations that could increase our costs or limit our growth; (vi) general global economic, financial market and political conditions (including difficult conditions in financial, capital and credit markets, the global economic slowdown, fluctuations in interest rates, mortgage rates, monetary policies, unemployment and inflationary pressure); (vii) inadequacy of reserves established for future claims losses; (viii) failure to predict or manage benefits, claims and other costs; (ix) losses due to natural and man-made catastrophes; (x) increases or decreases in tax valuation allowances; (xi) fluctuations in exchange rates and other risks related to our international operations; (xii) unavailability, inadequacy and unaffordable pricing of reinsurance coverage; (xiii) diminished value of invested assets in our investment portfolio (due to, among other things, the recent volatility in financial markets, the global economic slowdown, credit and liquidity risk, other than temporary impairments, environmental liability exposure and inability to target an appropriate overall risk level); (xiv) inability of reinsurers to meet their obligations; (xv) insolvency of third parties to whom we have sold or may sell businesses through reinsurance or modified co-insurance; (xvi) credit risk of some of our agents in Assurant Specialty Property and Assurant Solutions; (xvii) a further decline in the manufactured housing industry; (xviii) a decline in our credit or financial strength ratings (including the risk of ratings downgrades in the insurance industry); (xix) failure to effectively maintain and modernize our information systems; (xx) failure to protect client information and privacy; (xxi) failure to find and integrate suitable acquisitions and new insurance ventures; (xxii) inability of our subsidiaries to pay sufficient dividends; (xxiii) failure to provide for succession of senior management and key executives; and (xxiv) significant competitive pressures in our businesses and cyclicality of the insurance industry.

For a detailed discussion of the risk factors that could affect our actual results, please refer to the risk factors identified in our SEC reports, including, but not limited to, our 2008 Annual Report on Form 10-K, as filed with the SEC.

Regulation G – Non GAAP Financial Measures

Assurant uses the following non-GAAP financial measures to analyze the Company’s operating performance for the periods presented in this financial supplement. Because Assurant’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing Assurant’s non-GAAP financial measures to those of other companies.

(1) Assurant uses net operating income as an important measure of the Company’s operating performance. Net operating income equals net income, excluding net realized gains (losses) on investments and unusual and/or infrequent items. The Company believes net operating income provides investors a valuable measure of the performance of the Company’s ongoing business, because it excludes both the effect of net realized gains (losses) on investments that tend to be highly variable from period to period, and those events that are unusual and/or unlikely to recur. Please refer to page 5 for a reconciliation net operating income to net income.

(2) Assurant uses annualized operating ROE as an important measure of the Company’s operating performance. Annualized operating ROE equals year-to-date net operating income divided by average stockholders’ equity for the year to date period, excluding AOCI, and then the return is annualized. The Company believes annualized operating ROE provides investors a valuable measure of the performance of the Company’s ongoing business, because it excludes the effect of realized gains (losses) on investments that tend to be highly variable and those events that are unusual and/or unlikely to recur. The comparable GAAP measure for this included measure would be annualized GAAP return on equity, defined as the annualized return of net income divided by average stockholders’ equity for the period. Consolidated GAAP ROE for the three months ended September 30, 2009 and 2008 was 12.5% and (11.2)%, respectively, and for the nine months ended September 30, 2009 and 2008 was 13.0% and 9.0%, respectively. Segment ROEs are measured consistently with GAAP. Please refer to page 6 for the reconciliation of annualized operating ROE to annualized GAAP return on average equity.

Assurant, Inc.

Summary Financial Highlights

(Unaudited)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
($ in thousands, except number of shares and per share amounts)	2009	2008	2009	2008
Net operating income (1)	$126,228	$83,054	$363,304	$483,724

Net realized gains (losses) on investments	12,913	(194,483)	(27,277)	(244,999)

Tax benefit realized from the sale of an inactive subsidiary	—	—	—	26,630

Change in tax valuation allowance	7,043	—	(936)	—

Legal settlement and related expenses	(1,454)	—	83,542	—

Net income (loss)	$144,730	$(111,429)	$418,633	$265,355

Total revenues	$2,156,873	$1,954,535	$6,518,359	$6,380,620

PER SHARE AND SHARE DATA (2):

Basic earnings per common share
Net operating income	$1.07	$0.70	$3.07	$4.09
Net income (loss) (3)	$1.22	$(0.94)	$3.54	$2.25
Weighted average common shares outstanding - basic	118,184,367	117,985,882	118,187,358	118,132,393

Diluted earnings per common share
Net operating income	$1.07	$0.70	$3.07	$4.06
Net income (loss) (3)	$1.22	$(0.94)	$3.54	$2.22
Weighted average common shares outstanding - diluted	118,291,841	118,859,760	118,261,464	119,275,251

(1)	See Footnote (1) Regulation G - Non GAAP Financial Measures on page 1.
(2)	Weighted average shares outstanding and earnings per share amounts have been prepared in accordance with the new earnings per share guidance on participating securities and the two class method, which is now within the Financial Accounting Standards Board’s (“FASB’s”) Accounting Standards Codification (“ASC”) Topic 260, Earnings Per Share. Prior period amounts have been adjusted to reflect this new guidance. For further information, please see our previously filed second quarter 2009 Form 10-Q and our upcoming third quarter 2009 Form 10-Q.
(3)	In compliance with GAAP, there is no dilution of shares when calculating earnings per share due to a net loss position for the three months ended September 30, 2008.

Assurant, Inc.

Summary Financial Highlights (continued)

(Unaudited)

($ in thousands, except shares and per share amounts)	As of September 30, 2009	As of June 30, 2009	As of March 31, 2009	As of December 31, 2008

Total assets	$25,665,578	$24,822,474	$23,820,644	$24,514,586

Total stockholders’ equity	$4,903,449	$4,364,577	$3,670,322	$3,709,505

Total stockholders’ equity (excluding AOCI)	$4,781,088	$4,676,177	$4,452,650	$4,380,451

Basic book value per share (1)	$41.71	$36.83	$30.99	$31.53
Basic book value per share (excluding AOCI) (1)	$40.66	$39.46	$37.60	$37.24
Shares outstanding for basic book value per share calculation (1)	117,572,997	118,494,717	118,432,367	117,640,936

Diluted book value per share (1)	$41.61	$36.76	$30.98	$31.47
Diluted book value per share (excluding AOCI) (1)	$40.57	$39.38	$37.58	$37.16
Shares outstanding for diluted book value per share calculation (1)	117,854,377	118,736,239	118,477,818	117,870,037

Debt to total capital ratio (excluding AOCI)	17.0%	17.3%	18.0%	18.3%

(1)	Shares outstanding for book value per share calculations and book value per share amounts have been prepared in accordance with the new earnings per share guidance on participating securities and the two class method, which is now within ASC Topic 260. Prior period amounts have been adjusted to reflect this new guidance. For further information, please see our previously filed second quarter 2009 Form 10-Q and our upcoming third quarter 2009 Form 10-Q.

Assurant, Inc.

Segmented Condensed Balance Sheets

(Unaudited)

	At September 30, 2009
	Solutions	Specialty Property	Health	Employee Benefits	Corporate & Other(1)	Consolidated
	($ in thousands)
Assets
Investments and cash and cash equivalents	$7,486,825	$2,418,972	$931,009	$2,289,728	$1,247,310	$14,373,844
Reinsurance recoverables	623,753	311,085	7,167	25,310	3,116,366	4,083,681
Deferred acquisition costs	2,313,612	205,450	9,536	27,164	—	2,555,762
Goodwill	—	—	—	—	1,009,089	1,009,089
Assets held in separate accounts	216,948	—	—	—	1,723,335	1,940,283
Other assets	562,899	329,066	111,373	122,758	576,823	1,702,919

Total assets	$11,204,037	$3,264,573	$1,059,085	$2,464,960	$7,672,923	$25,665,578

Liabilities
Policyholder benefits and claims payable	$4,743,069	$350,263	$478,710	$1,714,788	$3,323,441	$10,610,271
Unearned premiums	3,738,629	1,236,106	126,946	11,309	41,695	5,154,685
Debt	—	—	—	—	972,032	972,032
Mandatorily redeemable preferred stock	—	—	—	—	8,160	8,160
Liabilities related to separate accounts	216,948		—	—	1,723,335	1,940,283
Accounts payable and other liabilities	781,778	364,215	109,882	203,939	616,884	2,076,698

Total liabilities	9,480,424	1,950,584	715,538	1,930,036	6,685,547	20,762,129
Stockholders’ equity
Equity, excluding accumulated other comprehensive income	1,723,613	1,313,989	343,547	534,924	865,015	4,781,088
Accumulated other comprehensive income	—	—	—	—	122,361	122,361

Total stockholders’ equity	1,723,613	1,313,989	343,547	534,924	987,376	4,903,449

Total liabilities and stockholders’ equity	$11,204,037	$3,264,573	$1,059,085	$2,464,960	$7,672,923	$25,665,578

	At December 31, 2008
	Solutions	Specialty Property	Health	Employee Benefits	Corporate & Other(1)	Consolidated
	($ in thousands)
Assets
Investments and cash and cash equivalents	$7,457,948	$2,434,697	$899,271	$2,376,324	$(60,764)	$13,107,476
Reinsurance recoverables	625,127	369,328	7,333	21,414	2,986,968	4,010,170
Deferred acquisition costs	2,407,675	201,817	16,623	24,557	—	2,650,672
Goodwill	—	—	—	—	1,001,899	1,001,899
Assets held in separate accounts	208,352	—	—	—	1,570,457	1,778,809
Other assets	452,076	329,288	117,534	136,770	929,892	1,965,560

Total assets	$11,151,178	$3,335,130	$1,040,761	$2,559,065	$6,428,452	$24,514,586

Liabilities
Policyholder benefits and claims payable	$4,588,939	$414,832	$423,100	$1,775,990	$3,195,515	$10,398,376
Unearned premiums	3,985,167	1,243,043	124,759	13,168	41,722	5,407,859
Debt	—	—	—	—	971,957	971,957
Mandatorily redeemable preferred stock	—	—	—	—	11,160	11,160
Liabilities related to separate accounts	208,352	—	—	—	1,570,457	1,778,809
Accounts payable and other liabilities	828,654	400,652	155,427	266,356	585,831	2,236,920

Total liabilities	9,611,112	2,058,527	703,286	2,055,514	6,376,642	20,805,081
Stockholders’ equity
Equity, excluding accumulated other comprehensive income	1,540,066	1,276,603	337,475	503,551	722,756	4,380,451
Accumulated other comprehensive loss	—	—	—	—	(670,946)	(670,946)

Total stockholders’ equity	1,540,066	1,276,603	337,475	503,551	51,810	3,709,505

Total liabilities and stockholders’ equity	$11,151,178	$3,335,130	$1,040,761	$2,559,065	$6,428,452	$24,514,586

(1)	Corporate & Other includes all accumulated other comprehensive income/losses and goodwill as well as reinsurance recoverables and separate accounts related to the sale of businesses by reinsurance.

Assurant, Inc.

Reconciliation of Net Operating Income to Net Income

(Unaudited)

	For the Three Months Ended							For the Nine Months Ended
($ in thousands, net of tax)	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	September 30, 2009	September 30, 2008
Assurant Solutions	$31,644	$27,894	$30,311	$11,884	$20,387	$32,355	$47,557	$89,849	$100,299
Assurant Specialty Property	103,157	91,228	104,668	118,475	30,942	131,042	124,744	299,053	286,728
Assurant Health	(4,847)	(10,330)	14,672	25,066	30,204	27,721	37,263	(505)	95,188
Assurant Employee Benefits	11,450	12,128	7,022	14,138	21,457	18,630	16,332	30,600	56,419
Corporate and other	(9,743)	(16,157)	(13,442)	(10,735)	(14,858)	(18,777)	(5,882)	(39,342)	(39,517)
Amortization of deferred gains on disposal of businesses	4,421	4,388	4,421	4,763	4,796	4,763	4,796	13,230	14,355
Interest expense	(9,854)	(9,854)	(9,873)	(9,872)	(9,874)	(9,937)	(9,937)	(29,581)	(29,748)

Net operating income	126,228	99,297	137,779	153,719	83,054	185,797	214,873	363,304	483,724

Adjustments:
Net realized gains (losses) on investments	12,913	(3,992)	(36,198)	(33,642)	(194,483)	(22,473)	(28,043)	(27,277)	(244,999)
Tax benefit realized from the sale of an inactive subsidiary	—	—	—	62,364	—	26,630	—	—	26,630
Change in tax valuation allowance	7,043	13,021	(21,000)	—	—	—	—	(936)	—
Legal settlement and related expenses	(1,454)	84,996	—	—	—	—	—	83,542	—

Net income (loss)	$144,730	$193,322	$80,581	$182,441	$(111,429)	$189,954	$186,830	$418,633	$265,355

Assurant, Inc.

Consolidated Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended							For the Nine Months Ended
($ in thousands, except per share data and closing stock price)	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	September 30, 2009	September 30, 2008
Revenues:
Net earned premiums and other considerations	$1,874,398	$1,875,866	$1,874,579	$2,004,279	$1,984,136	$1,995,516	$1,941,417	$5,624,843	$5,921,069
Net investment income	172,924	174,932	178,479	183,048	192,314	201,211	197,774	526,335	591,299
Net realized gains (losses) on investments	19,866	(6,142)	(55,689)	(51,757)	(299,205)	(34,574)	(43,143)	(41,965)	(376,922)
Amortization of deferred gains on disposal of businesses	6,802	6,750	6,802	7,327	7,379	7,327	7,379	20,354	22,085
Fees and other income	82,883	222,203	83,706	77,711	69,911	79,280	73,898	388,792	223,089

	2,156,873	2,273,609	2,087,877	2,220,608	1,954,535	2,248,760	2,177,325	6,518,359	6,380,620

Benefits, losses and expenses:
Policyholder benefits	941,145	989,402	960,342	988,432	1,095,048	998,208	937,459	2,890,889	3,030,715
Selling, underwriting, general and administrative expenses	991,502	987,529	954,479	1,025,532	1,007,817	985,851	938,650	2,933,510	2,932,318
Interest expense	15,160	15,160	15,189	15,188	15,190	15,287	15,288	45,509	45,765

	1,947,807	1,992,091	1,930,010	2,029,152	2,118,055	1,999,346	1,891,397	5,869,908	6,008,798

Income (loss) before provision (benefit) for income taxes	209,066	281,518	157,867	191,456	(163,520)	249,414	285,928	648,451	371,822
Provision (benefit) for income taxes	64,336	88,196	77,286	9,015	(52,091)	59,460	99,098	229,818	106,467

Net income (loss)	$144,730	$193,322	$80,581	$182,441	$(111,429)	$189,954	$186,830	$418,633	$265,355

Diluted per share data:
Net operating income per diluted share (1)	$1.07	$0.84	$1.17	$1.30	$0.70	$1.55	$1.80	$3.07	$4.06
Book value per diluted share (excluding AOCI) (1)	$40.57	$39.38	$37.58	$37.16	$35.56	$36.64	$35.28	$40.57	$35.56

Computation of return on average equity measures:
Numerator:
Net operating income	$126,228	$99,297	$137,779	$153,719	$83,054	$185,797	$214,873	$363,304	$483,724
Net income (loss)	$144,730	$193,322	$80,581	$182,441	$(111,429)	$189,954	$186,830	$418,633	$265,355
Denominator:
Average equity, excluding AOCI	$4,728,633	$4,564,413	$4,416,551	$4,294,030	$4,296,429	$4,298,980	$4,123,852	$4,580,770	$4,121,301
Add: Average AOCI	(94,620)	(546,964)	(726,637)	(573,372)	(306,783)	(71,632)	24,207	(274,293)	(210,944)

Average equity, including AOCI	$4,634,013	$4,017,449	$3,689,914	$3,720,658	$3,989,646	$4,227,348	$4,148,059	$4,306,477	$3,910,357

Annualized operating return on average equity	10.7%	8.7%	12.5%	14.3%	7.7%	17.3%	20.8%	10.6%	15.6%
Annualized GAAP return on average equity	12.5%	19.2%	8.7%	19.6%	-11.2%	18.0%	18.0%	13.0%	9.0%

Annualized operating return on average equity (excluding AOCI) (2)	10.7%	8.7%	12.5%	14.3%	7.7%	17.3%	20.8%	10.6%	15.6%
Net realized gains (losses) on investments	1.1%	-0.3%	-3.3%	-3.1%	-18.1%	-2.1%	-2.7%	-0.8%	-7.9%
Tax benefit realized from the sale of an inactive subsidiary	—	—	—	5.8%	—	2.5%	—	—	0.9%
Change in tax valuation allowance	0.6%	1.1%	-1.9%	—	—	—	—	—	—
Legal settlement and related expenses	-0.1%	7.4%	—	—	—	—	—	2.4%	—
Change due to effect of including AOCI	0.2%	2.3%	1.4%	2.6%	-0.8%	0.3%	-0.1%	0.8%	0.4%

Annualized GAAP return on average equity (2)	12.5%	19.2%	8.7%	19.6%	-11.2%	18.0%	18.0%	13.0%	9.0%

(1)	Net operating income per diluted share and book value per diluted share have been prepared in accordance with the new earnings per share guidance on participating securities and the two class method, which is now within ASC Topic 260. Prior period amounts have been adjusted to reflect this new guidance. For further information, please see our previously filed second quarter 2009 Form 10-Q and our upcoming third quarter 2009 Form 10-Q.
(2)	See Footnote (2) Regulation G - Non GAAP Financial Measures on page 1.

Assurant, Inc. (continued)

Consolidated Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended							For the Nine Months Ended
($ in thousands, except per share data and closing stock price)	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	September 30, 2009	September 30, 2008
Share repurchases:
Shares repurchased	1,122,050	—	—	—	1,000,000	—	—	1,122,050	1,000,000
Average repurchase price per share	$28.47	$—	$—	$—	$59.00	$—	$—	$28.47	$59.00
Repurchase price	$31,948	$—	$—	$—	$59,000	$—	$—	$31,948	$59,000

AIZ Closing stock price (NYSE)	$32.06	$24.09	$21.78	$30.00	$55.00	$65.96	$60.86	$32.06	$55.00

Investment yield (3)	5.08%	5.23%	5.32%	5.29%	5.44%	5.56%	5.61%	5.19%	5.55%

Tax-adjusted yield (3) (4)	5.21%	5.37%	5.47%	5.44%	5.59%	5.71%	5.72%	5.33%	5.69%

Investment (loss) income from real estate joint venture partnerships	$(677)	$—	$—	$414	$—	$3,457	$—	$(677)	$3,457

(3)	Investment yield excludes investment (loss) income from real estate joint venture partnerships shown above.
(4)	Tax-adjusted yield represents the yield on the portfolio after including the incremental benefit of investing in certain, tax-advantaged securities.

Assurant Solutions

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended							For the Nine Months Ended
($ in thousands)	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	September 30, 2009	September 30, 2008
Revenues:
Net earned premiums and other considerations	$669,344	$666,935	$644,612	$722,170	$707,115	$700,629	$683,493	$1,980,891	$2,091,237
Net investment income	97,681	97,106	97,995	99,921	105,539	108,425	106,730	292,782	320,694
Fees and other income	50,093	51,960	52,031	49,936	40,623	47,668	44,281	154,084	132,572

	817,118	816,001	794,638	872,027	853,277	856,722	834,504	2,427,757	2,544,503

Benefits, losses and expenses:
Policyholder benefits	248,933	261,325	272,022	310,715	295,190	306,173	286,680	782,280	888,043
Selling, underwriting, general and administrative expenses	520,217	509,388	475,604	535,507	527,779	503,073	475,533	1,505,209	1,506,385

	769,150	770,713	747,626	846,222	822,969	809,246	762,213	2,287,489	2,394,428

Income before provision for income taxes	47,968	45,288	47,012	25,805	30,308	47,476	72,291	140,268	150,075
Provision for income taxes	16,324	17,394	16,701	13,921	9,921	15,121	24,734	50,419	49,776

Net operating income	$31,644	$27,894	$30,311	$11,884	$20,387	$32,355	$47,557	$89,849	$100,299

Net earned premiums and other considerations:
Domestic:
Credit	$59,562	$62,740	$65,941	$66,166	$70,270	$69,808	$73,253	$188,243	$213,331
Service contracts	348,258	354,783	346,508	375,433	334,386	335,552	319,515	1,049,549	989,453
Other	24,471	22,054	14,579	15,854	13,685	15,186	15,434	61,104	44,305

Total Domestic	432,291	439,577	427,028	457,453	418,341	420,546	408,202	1,298,896	1,247,089

International:
Credit	80,743	79,835	74,173	82,872	98,645	88,661	98,264	234,751	285,570
Service contracts	108,458	97,280	87,903	93,708	93,745	90,128	77,667	293,641	261,540
Other	4,025	4,107	3,660	3,813	(139)	6,903	9,598	11,792	16,362

Total International	193,226	181,222	165,736	180,393	192,251	185,692	185,529	540,184	563,472

Preneed*:
Domestic and international	37,123	39,229	44,486	76,616	88,293	85,253	80,654	120,838	254,200
Domestic independent runoff	6,704	6,907	7,362	7,708	8,230	9,138	9,108	20,973	26,476

Total Preneed	43,827	46,136	51,848	84,324	96,523	94,391	89,762	141,811	280,676

Total	$669,344	$666,935	$644,612	$722,170	$707,115	$700,629	$683,493	$1,980,891	$2,091,237

Fee income:
Domestic:
Debt protection	$10,541	$10,232	$9,271	$9,765	$8,495	$8,284	$7,915	$30,044	$24,694
Service contracts	23,384	23,068	27,709	22,515	18,472	19,941	18,370	74,161	56,783
Other	4,443	5,593	3,947	6,614	6,873	7,439	5,735	13,983	20,047

Total Domestic	38,368	38,893	40,927	38,894	33,840	35,664	32,020	118,188	101,524

International	7,400	7,330	6,072	6,201	7,272	9,706	9,740	20,802	26,718
Preneed	4,325	5,737	5,032	4,841	(489)	2,298	2,521	15,094	4,330

Total	$50,093	$51,960	$52,031	$49,936	$40,623	$47,668	$44,281	$154,084	$132,572

*	As of January 1, 2009, net earned premiums are recorded in accordance with universal life insurance guidance which is now within ASC Topic 944, Financial Services - Insurance. As a result, net earned premiums no longer include new preneed sales.

Assurant Solutions (continued)

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended							For the Nine Months Ended
($ in thousands)	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	September 30, 2009	September 30, 2008
Gross written premiums:
Domestic:
Credit	$134,597	$136,450	$135,346	$147,313	$151,717	$152,730	$152,341	$406,393	$456,788
Service contracts	259,316	245,306	246,883	355,163	385,153	396,157	393,811	751,505	1,175,121
Other	14,210	43,985	15,074	19,701	17,858	17,076	16,758	73,269	51,692

Total Domestic	408,123	425,741	397,303	522,177	554,728	565,963	562,910	1,231,167	1,683,601

International:
Credit	221,581	197,605	171,379	180,516	213,322	214,407	219,212	590,565	646,941
Service contracts	118,256	98,494	107,070	132,710	133,226	110,714	101,002	323,820	344,942
Other	7,652	6,734	5,387	5,696	1,375	8,962	11,348	19,773	21,685

Total International	347,489	302,833	283,836	318,922	347,923	334,083	331,562	934,158	1,013,568

Total	$755,612	$728,574	$681,139	$841,099	$902,651	$900,046	$894,472	$2,165,325	$2,697,169

Preneed (face sales)	$137,301	$126,263	$103,124	$99,009	$121,021	$120,859	$104,424	$366,688	$346,304

Foreign currency translation (FX) impact (1):
Gross written premiums:
Including FX impact	-16.29%	-19.05%	-23.85%	-19.10%	-7.40%	-4.26%	-2.62%	-19.72%	-4.81%
FX impact	-3.12%	-5.03%	-6.83%	-5.53%	0.96%	2.34%	3.43%	-4.99%	2.22%

Excluding FX impact	-13.17%	-14.02%	-17.02%	-13.57%	-8.36%	-6.60%	-6.05%	-14.73%	-7.03%
Net earned premiums:
Including FX impact	-5.34%	-4.81%	-5.69%	6.38%	8.80%	13.25%	17.23%	-5.28%	12.94%
FX impact	-2.64%	-3.76%	-5.37%	-4.42%	0.56%	1.65%	2.42%	-3.91%	1.51%

Excluding FX impact	-2.70%	-1.05%	-0.32%	10.80%	8.24%	11.60%	14.81%	-1.37%	11.43%
Net operating income:
Including FX impact	55.21%	-13.79%	-36.26%	-63.17%	-45.45%	7.10%	7.91%	-10.42%	-10.17%
FX impact	-8.34%	3.32%	-0.51%	0.24%	-1.42%	-4.64%	1.99%	-0.87%	-1.34%

Excluding FX impact	63.55%	-17.11%	-35.75%	-63.41%	-44.03%	11.74%	5.92%	-9.55%	-8.83%

Combined ratios (a):
Domestic	98.2%	97.6%	98.3%	101.6%	104.7%	99.4%	96.5%	98.1%	100.2%
International	108.8%	111.6%	107.3%	113.9%	105.6%	111.4%	102.3%	109.3%	106.4%

Preneed yield (2)	5.89%	5.83%	5.94%	5.89%	6.04%	6.16%	6.13%	5.88%	6.11%
Preneed average invested assets	$3,996,330	$3,907,868	$3,861,302	$3,896,574	$3,919,388	$3,937,722	$3,963,127	$3,928,816	$3,940,415

Investment yield (2)	5.36%	5.41%	5.45%	5.34%	5.60%	5.76%	5.72%	5.39%	5.68%
Tax-adjusted yield (2) (3)	5.47%	5.52%	5.57%	5.45%	5.72%	5.89%	5.81%	5.50%	5.79%

Investment (loss) income from real estate joint venture partnerships	$(237)	$—	$—	$240	$—	$1,210	$—	$(237)	$1,210

(a)	The combined ratio is equal to total benefits, losses and expenses divided by net earned premiums and other considerations and fees and other income excluding the preneed business.

(1)	Total Solutions percentage growth from year-ago period due to conversion of income statement transactions at weighted average foreign currency exchange rates.
(2)	Investment yield excludes investment (loss) income from real estate joint venture partnerships shown above.
(3)	Tax-adjusted yield represents the yield on the portfolio after including the incremental benefit of investing in certain, tax-advantaged securities.

Assurant Specialty Property

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended							For the Nine Months Ended
($ in thousands)	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	September 30, 2009	September 30, 2008
Revenues:
Net earned premiums and other considerations	$478,701	$477,838	$493,790	$519,669	$513,228	$533,914	$481,427	$1,450,329	$1,528,569
Net investment income	26,550	28,320	29,436	30,542	31,129	31,997	29,375	84,306	92,501
Fees and other income	15,100	13,642	13,324	11,910	12,501	11,996	13,593	42,066	38,090

	520,351	519,800	536,550	562,121	556,858	577,907	524,395	1,576,701	1,659,160

Benefits, losses and expenses:
Policyholder benefits	156,076	178,167	167,800	166,692	302,105	171,793	144,813	502,043	618,711
Selling, underwriting, general and administrative expenses	206,992	203,416	209,917	214,148	208,519	206,339	188,842	620,325	603,700

	363,068	381,583	377,717	380,840	510,624	378,132	333,655	1,122,368	1,222,411

Income before provision for income taxes	157,283	138,217	158,833	181,281	46,234	199,775	190,740	454,333	436,749
Provision for income taxes	54,126	46,989	54,165	62,806	15,292	68,733	65,996	155,280	150,021

Net operating income	$103,157	$91,228	$104,668	$118,475	$30,942	$131,042	$124,744	$299,053	$286,728

Net earned premiums:
Homeowners (Creditor Placed & Voluntary)	$333,068	$336,338	$348,447	$369,458	$368,066	$391,153	$342,335	$1,017,853	$1,101,554
Manufactured Housing (Creditor Placed & Voluntary)	54,347	55,128	55,876	56,275	55,389	56,483	57,061	165,351	168,933
Other	91,286	86,372	89,467	93,936	89,773	86,278	82,031	267,125	258,082

Total	$478,701	$477,838	$493,790	$519,669	$513,228	$533,914	$481,427	$1,450,329	$1,528,569

Gross earned premiums:
Homeowners (Creditor Placed & Voluntary)	$427,030	$430,568	$437,391	$456,631	$450,274	$460,818	$402,062	$1,294,989	$1,313,154
Manufactured Housing (Creditor Placed & Voluntary)	76,448	77,083	77,484	79,690	80,570	80,069	80,850	231,015	241,489
Other	150,604	147,449	151,429	156,843	152,899	146,880	140,793	449,482	440,572

Total	$654,082	$655,100	$666,304	$693,164	$683,743	$687,767	$623,705	$1,975,486	$1,995,215

Gross written premiums:
Homeowners (Creditor Placed & Voluntary)	$437,835	$437,271	$412,706	$502,162	$492,069	$529,444	$419,501	$1,287,812	$1,441,014
Manufactured Housing (Creditor Placed & Voluntary)	75,935	77,969	69,852	76,346	80,909	79,451	70,131	223,756	230,491
Other	167,968	154,864	131,701	147,675	187,929	169,849	125,316	454,533	483,094

Total	$681,738	$670,104	$614,259	$726,183	$760,907	$778,744	$614,948	$1,966,101	$2,154,599

Reconciliation of gross earned premiums to net earned premiums:
Gross earned premiums	$654,082	$655,100	$666,304	$693,164	$683,743	$687,767	$623,705	$1,975,486	$1,995,215
Ceded catastrophe reinsurance and reinstatements	(48,794)	(44,688)	(42,994)	(36,793)	(53,149)	(34,015)	(30,030)	(136,476)	(117,194)
Ceded to clients including U.S. Government	(126,587)	(132,574)	(129,520)	(136,702)	(117,366)	(119,838)	(112,248)	(388,681)	(349,452)

Net earned premiums	$478,701	$477,838	$493,790	$519,669	$513,228	$533,914	$481,427	$1,450,329	$1,528,569

Assurant Specialty Property (continued)

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended							For the Nine Months Ended
($ in thousands)	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	September 30, 2009	September 30, 2008
Creditor-Placed Homeowners Insurance (1):

Loans tracked (in millions):
Prime	25.7	25.4	25.7	25.9	26.2	26.3	26.2	25.7	26.2
Sub-prime	3.8	3.6	3.8	4.0	4.1	4.2	4.4	3.8	4.1

	29.5	29.0	29.5	29.9	30.3	30.5	30.6	29.5	30.3

Average placement rates (2):
Prime	1.18%	1.18%	1.13%	1.07%	1.03%	0.99%	0.96%	1.18%	1.03%
Sub-prime	9.51%	9.39%	9.14%	9.19%	8.92%	8.70%	8.33%	9.51%	8.92%

Average insured value (AIV):
Creditor-placed	$174	$172	$168	$167	$166	$164	$161	$174	$166
Real estate owned	$226	$228	$228	$228	$223	$217	$206	$226	$223

Percent of creditor-placed premiums from real estate owned policies:
% of gross earned premiums	14%	16%	20%	23%	23%	21%	21%	14%	23%
% of gross written premiums	12%	12%	20%	19%	23%	22%	21%	12%	23%

Ratios:
Loss ratio (a)	32.6%	37.3%	34.0%	32.1%	58.9%	32.2%	30.1%	34.6%	40.5%
Expense ratio (b)	41.9%	41.4%	41.4%	40.3%	39.7%	37.8%	38.1%	41.6%	38.5%
Combined ratio (c)	73.5%	77.6%	74.5%	71.6%	97.1%	69.3%	67.4%	75.2%	78.0%

Investment yield (3)	4.46%	4.77%	4.87%	5.01%	5.11%	5.16%	5.11%	4.68%	5.19%
Tax-adjusted yield (3) (4)	4.76%	5.07%	5.18%	5.32%	5.43%	5.47%	5.32%	4.99%	5.47%

Investment (loss) income from real estate joint venture partnerships	$(68)	$—	$—	$39	$—	$346	$—	$(68)	346

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.
(b)	The expense ratio is equal to selling, underwriting, general and administrative expenses divided by net earned premiums and other considerations and fees and other income.
(c)	The combined ratio is equal to total benefits, losses and expenses divided by net earned premiums and other considerations and fees and other income.

(1)	Estimates based on client information and classification.
(2)	Does not include real estate owned policies.
(3)	Investment yield excludes investment (loss) income from real estate joint venture partnerships shown above.
(4)	Tax-adjusted yield represents the yield on the portfolio after including the incremental benefit of investing in certain, tax-advantaged securities.

Assurant Health

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended							For the Nine Months Ended
($ in thousands)	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	September 30, 2009	September 30, 2008

Revenues:
Net earned premiums and other considerations	$470,385	$468,895	$472,346	$481,470	$486,700	$487,725	$496,060	$1,411,626	$1,470,485
Net investment income	11,770	12,073	12,477	12,745	13,769	15,302	15,648	36,320	44,719
Fees and other income	10,140	9,847	9,914	9,774	10,100	9,637	9,406	29,901	29,143

	492,295	490,815	494,737	503,989	510,569	512,664	521,114	1,477,847	1,544,347

Benefits, losses and expenses:
Policyholder benefits	353,412	357,644	321,960	314,329	311,790	325,504	306,565	1,033,016	943,859
Selling, underwriting, general and administrative expenses	147,475	149,157	150,240	151,275	152,345	143,804	157,181	446,872	453,330

	500,887	506,801	472,200	465,604	464,135	469,308	463,746	1,479,888	1,397,189

Income before provision for income taxes	(8,592)	(15,986)	22,537	38,385	46,434	43,356	57,368	(2,041)	147,158
Provision for income taxes	(3,745)	(5,656)	7,865	13,319	16,230	15,635	20,105	(1,536)	51,970

Net operating income	$(4,847)	$(10,330)	$14,672	$25,066	$30,204	$27,721	$37,263	$(505)	$95,188

Net earned premiums and other considerations:
Individual:
Individual medical	$317,820	$316,093	$317,070	$319,704	$319,188	$318,095	$319,756	$950,983	$957,039
Short-term medical	27,278	26,604	26,048	25,978	27,335	24,583	23,539	79,930	75,457

Subtotal	345,098	342,697	343,118	345,682	346,523	342,678	343,295	1,030,913	1,032,496
Small employer group	125,287	126,198	129,228	135,788	140,177	145,047	152,765	380,713	437,989

Total	$470,385	$468,895	$472,346	$481,470	$486,700	$487,725	$496,060	$1,411,626	$1,470,485

Assurant Health (continued)

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended							For the Nine Months Ended
($ in thousands)	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	September 30, 2009	September 30, 2008
Sales (annualized issued premiums):
Individual:
Individual medical	$91,434	$84,707	$88,769	$84,603	$87,600	$78,080	$79,976	$264,910	$245,656
Short-term medical	34,296	34,509	37,199	33,785	35,969	34,990	32,972	106,004	103,931

Subtotal	125,730	119,216	125,968	118,388	123,569	113,070	112,948	370,914	349,587
Small employer group	31,588	37,708	29,978	27,008	27,189	25,864	26,161	99,274	79,214

Total	$157,318	$156,924	$155,946	$145,396	$150,758	$138,934	$139,109	$470,188	$428,801

Membership by product line (in thousands):
Individual:
Individual medical	568	570	572	578	585	587	599	568	585
Short-term medical	91	95	94	92	101	101	87	91	101

Subtotal	659	665	666	670	686	688	686	659	686
Small employer group	122	123	123	131	136	142	152	122	136

Total	781	788	789	801	822	830	838	781	822

Ratios:
Loss ratio (a)	75.1%	76.3%	68.2%	65.3%	64.1%	66.7%	61.8%	73.2%	64.2%
Expense ratio (b)	30.7%	31.2%	31.2%	30.8%	30.7%	28.9%	31.1%	31.0%	30.2%
Combined ratio (c)	104.2%	105.9%	97.9%	94.8%	93.4%	94.4%	91.7%	102.7%	93.2%

Investment yield (1)	5.24%	5.45%	5.59%	5.51%	5.67%	5.84%	6.12%	5.40%	5.89%
Tax-adjusted yield (1) (2)	5.47%	5.70%	5.84%	5.78%	5.95%	6.13%	6.32%	5.64%	6.14%

Investment (loss) income from real estate joint venture partnerships	$(135)	$—	$—	$51	$—	$691	$—	$(135)	$691

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.
(b)	The expense ratio is equal to selling, underwriting, general and administrative expenses divided by net earned premiums and other considerations and fees and other income.
(c)	The combined ratio is equal to total benefits, losses and expenses divided by net earned premiums and other considerations and fees and other income.

(1)	Investment yield excludes investment (loss) income from real estate joint venture partnerships shown above.
(2)	Tax-adjusted yield represents the yield on the portfolio after including the incremental benefit of investing in certain, tax-advantaged securities.

Assurant Employee Benefits

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended							For the Nine Months Ended
($ in thousands)	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	September 30, 2009	September 30, 2008
Revenues:
Net earned premiums and other considerations	$255,968	$262,198	$263,831	$280,970	$277,093	$273,248	$280,437	$781,997	$830,778
Net investment income	33,039	33,466	34,157	34,461	35,278	38,919	38,369	100,662	112,566
Fees and other income	7,467	7,540	6,758	5,901	6,475	7,208	6,555	21,765	20,238

	296,474	303,204	304,746	321,332	318,846	319,375	325,361	904,424	963,582

Benefits, losses and expenses:
Policyholder benefits	182,632	186,770	198,728	196,690	185,951	193,642	199,401	568,130	578,994
Selling, underwriting, general and administrative expenses	96,529	97,993	95,287	102,835	99,726	97,354	100,901	289,809	297,981

	279,161	284,763	294,015	299,525	285,677	290,996	300,302	857,939	876,975

Income before provision for income taxes	17,313	18,441	10,731	21,807	33,169	28,379	25,059	46,485	86,607
Provision for income taxes	5,863	6,313	3,709	7,669	11,712	9,749	8,727	15,885	30,188

Net operating income	$11,450	$12,128	$7,022	$14,138	$21,457	$18,630	$16,332	$30,600	$56,419

Net earned premiums and other considerations:
Group dental	$105,507	$105,306	$105,565	$110,084	$109,982	$108,976	$106,073	$316,378	$325,031
Group disability single premiums for closed blocks	—	—	—	5,947	—	—	5,500	—	5,500
All other group disability	103,460	108,495	109,704	113,832	115,749	113,327	116,300	321,659	345,376
Group life	47,001	48,397	48,562	51,107	51,362	50,945	52,564	143,960	154,871

Total	$255,968	$262,198	$263,831	$280,970	$277,093	$273,248	$280,437	$781,997	$830,778

Assurant Employee Benefits (continued)

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended							For the Nine Months Ended
($ in thousands)	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	September 30, 2009	September 30, 2008
Sales (1):
Group dental	$21,202	$16,904	$31,573	$16,487	$24,918	$23,021	$45,625	$69,679	$93,564
Group disability	10,587	8,207	14,172	9,310	13,972	10,404	18,909	32,966	43,285
Group life	6,547	5,086	9,859	5,738	6,936	5,775	9,836	21,492	22,547

Total	$38,336	$30,197	$55,604	$31,535	$45,826	$39,200	$74,370	$124,137	$159,396

Ratios:
Loss ratio (a)	71.3%	71.2%	75.3%	70.0%	67.1%	70.9%	71.1%	72.7%	69.7%
Expense ratio (b)	36.6%	36.3%	35.2%	35.8%	35.2%	34.7%	35.2%	36.1%	35.0%

Investment yield (2)	5.88%	5.86%	5.98%	5.94%	5.98%	6.25%	6.29%	5.92%	6.19%
Tax-adjusted yield (2) (3)	5.94%	5.93%	6.05%	6.01%	6.06%	6.33%	6.35%	5.98%	6.26%

Investment (loss) income from real estate joint venture partnerships	$(237)	$—	$—	$84	$—	$1,210	$—	$(237)	$1,210

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.
(b)	The expense ratio is equal to selling, underwriting, general and administrative expenses divided by net earned premiums and other considerations and fees and other income.

(1)	Sales do not include any sales from assumed business, only direct.
(2)	Investment yield excludes investment (loss) income from real estate joint venture partnerships shown above.
(3)	Tax-adjusted yield represents the yield on the portfolio after including the incremental benefit of investing in certain, tax-advantaged securities.

Assurant Corporate and Other

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended							For the Nine Months Ended
($ in thousands)	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	September 30, 2009	September 30, 2008
Revenues:
Net earned premiums and other considerations	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	3,884	3,967	4,414	5,379	6,599	6,568	7,652	12,265	20,819
Net realized gains (losses) on investments	19,866	(6,142)	(55,689)	(51,757)	(299,205)	(34,574)	(43,143)	(41,965)	(376,922)
Amortization of deferred gains on disposal of businesses	6,802	6,750	6,802	7,327	7,379	7,327	7,379	20,354	22,085
Fees and other income	83	139,214	1,679	190	212	2,771	63	140,976	3,046

	30,635	143,789	(42,794)	(38,861)	(285,015)	(17,908)	(28,049)	131,630	(330,972)

Benefits, losses and expenses:
Policyholder benefits	92	5,496	(168)	6	12	1,096	—	5,420	1,108
Selling, underwriting, general and administrative expenses	20,289	27,575	23,431	21,767	19,448	35,281	16,193	71,295	70,922
Interest expense	15,160	15,160	15,189	15,188	15,190	15,287	15,288	45,509	45,765

	35,541	48,231	38,452	36,961	34,650	51,664	31,481	122,224	117,795

(Loss) income before benefit for income taxes	(4,906)	95,558	(81,246)	(75,822)	(319,665)	(69,572)	(59,530)	9,406	(448,767)
(Benefit) provision for income taxes	(8,232)	23,156	(5,154)	(88,700)	(105,246)	(49,778)	(20,464)	9,770	(175,488)

Net (loss) income	$3,326	$72,402	$(76,092)	$12,878	$(214,419)	$(19,794)	$(39,066)	$(364)	$(273,279)

Real estate investment income	$—	$—	$—	$—	$—	$—	$—	$—	$—

Corporate and Other Reconciliation

Assurant Corporate and Other Segment Net income (loss)	$3,326	$72,402	$(76,092)	$12,878	$(214,419)	$(19,794)	$(39,066)	$(364)	$(273,279)
Adjustments, net of tax:
Amortization of deferred gains on disposal of businesses	(4,421)	(4,388)	(4,421)	(4,763)	(4,796)	(4,763)	(4,796)	(13,230)	(14,355)
Interest expense	9,854	9,854	9,873	9,872	9,874	9,937	9,937	29,581	29,748
Net realized (gains) losses on investments	(12,913)	3,992	36,198	33,642	194,483	22,473	28,043	27,277	244,999
Tax benefit realized from the sale of an inactive subsidiary	—	—	—	(62,364)	—	(26,630)	—	—	(26,630)
Change in tax valuation allowance	(7,043)	(13,021)	21,000	—	—	—	—	936	—
Legal settlement and related expenses	1,454	(84,996)	—	—	—	—	—	(83,542)	—

Corporate and other line item result (1)	$(9,743)	$(16,157)	$(13,442)	$(10,735)	$(14,858)	$(18,777)	$(5,882)	$(39,342)	$(39,517)

(1)	Reconciles to Corporate and other result per Reconciliation of Net Operating Income to Net Income on page 5.

Assurant, Inc.

Investments

(Unaudited)

($ in thousands)	As of September 30, 2009		As of December 31, 2008

Investments by type
Fixed maturity securities available for sale, at fair value	$9,964,609	69.3%	$8,631,687	65.9%
Equity securities available for sale, at fair value
Preferred stock	498,163	3.5%	430,403	3.3%
Common stock	4,701	0.0%	4,049	0.0%
Commercial mortgage whole loans on real estate, at amortized cost	1,449,108	10.1%	1,506,694	11.5%
Policy loans	56,401	0.4%	58,096	0.4%
Short-term investments	445,684	3.1%	703,402	5.4%
Collateral held under securities lending	186,467	1.3%	234,027	1.8%
Other investments	532,860	3.7%	498,434	3.8%

Total investments	13,137,993	91.4%	12,066,792	92.1%
Cash and cash equivalents	1,235,851	8.6%	1,040,684	7.9%

Total investments and cash and cash equivalents	$14,373,844	100.0%	$13,107,476	100.0%

Fixed Maturity Securities by Credit Quality (Fair Value)
Aaa / Aa / A	$6,169,071	62.0%	$5,712,630	66.1%
Baa	2,992,839	30.0%	2,398,830	27.8%
Ba	602,039	6.0%	403,636	4.7%
B and lower	200,660	2.0%	116,591	1.4%

Total	$9,964,609	100.0%	$8,631,687	100.0%

Assurant, Inc.

Investments (continued)

(Unaudited)

	As of September 30, 2009				As of December 31, 2008
($ in thousands)	Book Value	Fair Value	% of Fair Value	Unrealized Gain (Loss)	Book Value	Fair Value	% of Fair Value	Unrealized Gain (Loss)

Fixed Maturity Securities by Issuer Type:
Government:
U.S. Government and government agencies	$112,074	$119,314	1.2%	$7,240	$136,725	$150,487	1.8%	$13,762
State, municipalities and political subdivisions	858,652	920,366	9.2%	61,714	874,134	873,580	10.1%	(554)
Foreign governments	573,817	598,472	6.0%	24,655	503,620	513,318	5.8%	9,698
Corporate (1):
Consumer Cyclical	999,678	1,038,663	10.4%	38,985	1,035,228	915,887	10.6%	(119,341)
Consumer Non-Cyclical	312,919	335,432	3.4%	22,513	315,544	302,847	3.5%	(12,697)
Energy	721,286	761,494	7.6%	40,208	670,000	604,332	7.0%	(65,668)
Financials	2,004,574	1,988,836	20.0%	(15,738)	1,869,195	1,672,525	19.4%	(196,670)
Health Care	415,363	437,338	4.4%	21,975	306,016	290,410	3.4%	(15,606)
Industrials	934,385	969,209	9.7%	34,824	949,846	851,921	9.9%	(97,925)
Materials	269,549	271,778	2.7%	2,229	262,411	220,934	2.5%	(41,477)
Technology	145,431	153,271	1.5%	7,840	126,410	120,626	1.4%	(5,784)
Telecommunications	471,219	505,248	5.1%	34,029	388,872	376,896	4.4%	(11,976)
Utilities	840,385	908,895	9.1%	68,510	793,188	767,630	8.9%	(25,558)
Other corporate	358	367	0.0%	9	363	374	0.0%	11
Asset-backed securities	52,521	53,403	0.5%	882	62,184	59,906	0.7%	(2,278)
Commercial mortgage-backed securities	226,875	216,967	2.2%	(9,908)	241,458	198,103	2.3%	(43,355)
Residential mortgage-backed securities (RMBS):
Agency	629,907	661,613	6.6%	31,706	654,370	683,521	7.9%	29,151
Alt-A	—	—	0.0%	—	—	—	0.0%	—
Subprime	20,051	16,937	0.2%	(3,114)	22,911	22,390	0.3%	(521)
Other	4,446	4,107	0.1%	(339)	352	365	0.0%	13
Collaterized debt obligations:
Credit backed	4,595	2,899	0.1%	(1,696)	5,817	5,635	0.1%	(182)
RMBS backed	—	—	0.0%	—	—	—	0.0%	—

Total fixed maturity securities	$9,598,085	$9,964,609	100.0%	$366,524	$9,218,644	$8,631,687	100.0%	$(586,957)

(1)	Industry classifications are based on a combination of published index classifications as well as Assurant’s view of underlying issuer risk. These resulting classifications are then mapped to the Global Industry Classification Standard (GICS®).

Assurant, Inc.

Investment Results by Asset Category and Annualized Yields

(Unaudited)

	For the Three Months Ended September 30, 2009			For the Three Months Ended September 30, 2008			For the Nine Months Ended September 30, 2009			For the Nine Months Ended September 30, 2008
($ in thousands)	Yield	Investment Income	Net realized gain (loss)	Yield	Investment Income	Net realized gain (loss)	Yield	Investment Income	Net realized gain (loss)	Yield	Investment Income	Net realized gain (loss)

Fixed maturity securities, available for sale	5.82%	$139,803	$18,659	5.99%	$146,440	$(128,088)	5.91%	$418,343	$(80)	6.01%	$442,148	$(187,663)
Equity securities, available for sale	7.43%	9,683	825	7.13%	12,439	(160,091)	7.30%	29,069	(35,570)	6.93%	37,464	(176,859)
Commercial mortgage whole loans on real estate	6.30%	22,983	—	6.30%	23,550	—	6.31%	70,085	(5,306)	6.44%	71,174	952
Policy loans	6.09%	860	—	7.11%	1,011	—	5.71%	2,451	—	6.55%	2,799	—
Cash and short-term investments	0.86%	3,247	94	2.70%	10,470	(6)	1.20%	13,665	147	3.08%	34,629	(3)
Other investments*	2.41%	3,192	288	3.41%	4,817	(11,020)	3.44%	13,202	(1,156)	5.42%	22,414	(13,349)

Total		179,768	$19,866		198,727	$(299,205)		546,815	$(41,965)		610,628	$(376,922)

Investment expenses		(6,844)			(6,413)			(20,480)			(19,329)

Net investment income		$172,924			$192,314			$526,335			$591,299

Gross realized gains			$25,458			$15,645			$40,804			$55,110
Gross realized losses			(2,950)			(85,702)			(50,374)			(131,902)
Other-than-temporary impairments on available for sale securities			(2,642)			(229,148)			(32,395)			(300,130)

Net realized gains (losses) on investments			$19,866			$(299,205)			$(41,965)			$(376,922)

*	Consists primarily of investments in joint venture partnerships, invested assets associated with a modified coinsurance agreement, and invested assets associated with the Assurant Investment Plan.

Assurant, Inc.

Summary of Net Operating Income Disclosed Items - (1)

Income / (Expense) Items

(unaudited)

		For the Three Months Ended
($ in millions, after-tax)		September 30, 2009		June 30, 2009		March 31, 2009		December 31, 2008		September 30, 2008		June 30, 2008		March 31, 2008

		$	Diluted EPS**	$	Diluted EPS**	$	Diluted EPS**	$	Diluted EPS**	$	Diluted EPS**	$	Diluted EPS**	$	Diluted EPS**

Assurant Solutions:
Exit cost for international business	(c)(d)	$—	$—	$—	$—	$—	$—	$(9.7)	$(0.08)	$—	$—	$—	$—	$—	$—
Loss from repriced/discontinued international product	(b)(c)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$(6.9)	$(0.06)	$—	$—
Client bankruptcies	(c)	$—	$—	$—	$—	$—	$—	$(8.1)	$(0.07)	$—	$—	$—	$—	$—	$—
Client related settlements	(a)(c)	$—	$—	$—	$—	$—	$—	$5.9	$0.05	$(7.7)	$(0.06)	$—	$—	$11.7	$0.10
Restructuring costs	(c)	$—	$—	$(2.4)	$(0.02)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Assurant Specialty Property:
Catastrophe losses, net of reinsurance (2)	(b)	$—	$—	$—	$—	$—	$—	$(5.1)	$(0.04)	$(86.2)	$(0.73)	$(11.5)	$(0.10)	$—	$—
Client related settlements	(c)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$4.6	$0.04
Reinsurance reinstatement premiums	(e)	$—	$—	$—	$—	$—	$—	$—	$—	$(8.6)	$(0.07)	$—	$—	$—	$—
Restructuring costs	(c)	$—	$—	$(2.5)	$(0.02)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Subrogation reimbursement	(b)	$5.9	$0.05	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Assurant Health:
Reserve strengthening	(b)	$—	$—	$(9.0)	$(0.08)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Litigation reserve	(b)	$(8.1)	$(0.07)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Assurant Employee Benefits:
Reserve adequacy study adjustment	(b)	$—	$—	$—	$—	$—	$—	$3.5	$0.03	$—	$—	$—	$—	$—	$—
Restructuring costs	(c)	$—	$—	$(1.5)	$(0.01)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Assurant Corporate and Other:
Expenses related to SEC investigation (3)	(c)	$—	$—	$—	$—	$—	$—	$1.7	$0.01	$—	$—	$(3.0)	$(0.03)	$(1.6)	$(0.01)
Change in various tax liabilities/receivables	(d)	$—	$—	$—	$—	$—	$—	$—	$—	$(4.0)	$(0.03)	$—	$—	$—	$—
Compensation expense	(c)	$—	$—	$—	$—	$(4.6)	$(0.04)	$—	$—	$—	$—	$—	$—	$—	$—

Statement of Operations line impact:

(a)	Fees and other income
(b)	Policyholder benefits
(c)	Selling, underwriting, general and administrative expenses
(d)	Income taxes
(e)	Net earned premiums

*	Schedule excludes investment income from real estate joint ventures, which are shown separately in the Consolidated and Segment statements of operations.

**	Diluted earnings per share amounts have been prepared in accordance with the new earnings per share guidance on participating securities and the two class method, which is now within ASC Topic 260. Prior period amounts have been adjusted to reflect this new guidance. For further information, please see our previously filed second quarter 2009 Form 10-Q and our upcoming third quarter 2009 Form 10-Q.

(1)	See Footnote (1) Regulation G - Non GAAP Financial Measures on page 1.

(2)	Assurant discloses catastrophe losses including Individual Services Office (“ISO”) and non-ISO events with losses greater than $5 million. Catastrophe losses in the three months ended June 30, 2008 include paid losses and case reserves on all ISO events, but do not include IBNR reserves.

(3)	This item includes both SEC investigation-related expenses and reimbursements received related to SEC expenses covered under Director & Officer insurance.

Assurant, Inc.

Ratings Summary

(Unaudited)

As of September 30, 2009
	A.M. Best	Moody’s	Standard & Poor’s

Outlook	Stable	Stable	Negative

Company
American Bankers Insurance Company	A	A2	A-
American Bankers Insurance Company (CAB)	A	N/A	N/A
American Bankers Life Assurance Company	A-	A2	A-
American Bankers Life Assurance Company (CAB)	A-	N/A	N/A
American Memorial Life Insurance Company	A-	N/A	A-
American Reliable Insurance Company	A-	N/A	N/A
American Security Insurance Company	A	A2	A-
Assurant Life of Canada	A-	N/A	N/A
Caribbean American Life Assurance Company	A-	N/A	N/A
Caribbean American Property Insurance Company	A-	N/A	N/A
John Alden Life Insurance Company	A-	A2	A-
Reliable Lloyds	A-	N/A	N/A
Standard Guaranty Insurance Company	A	N/A	N/A
Time Insurance Company	A-	A2	A-
UDC Dental California	A-	N/A	N/A
Union Security Dental Care New Jersey	A-	N/A	N/A
Union Security Insurance Company	A-	A2	A-
Union Security Life Insurance Company of New York	A-	N/A	N/A
United Dental Care of Arizona	A-	N/A	N/A
United Dental Care of Colorado	A-	N/A	N/A
United Dental Care of Michigan	NR-3	N/A	N/A
United Dental Care of Missouri	A-	N/A	N/A
United Dental Care of New Mexico	A-	N/A	N/A
United Dental Care of Ohio	NR-3	N/A	N/A
United Dental Care of Texas	A-	N/A	N/A
United Dental Care of Utah	NR-3	N/A	N/A
Voyager Indemnity Insurance Company	A-	N/A	N/A

Commercial Paper	AMB-2	P-2	A-
Senior Debt	bbb	Baa1	BBB+

Exhibit I

Assurant, Inc.

Top 30 Corporate Issuer Exposures

(unaudited)

	As of September 30, 2009

($ in thousands)	Fixed Maturity Securities			Preferred Stocks

Corporate Issuer	Fair Value	Book Value	Unrealized Gain/Loss	Fair Value	Book Value	Unrealized Gain/Loss

Bank of America Corp	$99,141	$104,774	$(5,633)	$38,220	$48,498	$(10,278)
General Electric Co	123,321	124,923	(1,602)	6,972	7,916	(944)
Wells Fargo & Company	96,691	95,862	829	18,770	16,837	1,933
Verizon Communications	100,294	94,043	6,251	—	—	—
AT&T Inc	98,525	89,906	8,619	—	—	—
HSBC Holdings PLC	69,523	68,071	1,452	27,890	29,750	(1,860)
MidAmerican Energy Holdings	73,558	66,951	6,607	761	1,017	(256)
JPMorgan Chase & Co	58,929	60,457	(1,528)	14,861	15,327	(466)
US Bancorp	18,434	17,542	892	47,814	53,951	(6,137)
Comcast Corp	65,548	62,445	3,103	—	—	—
IBM Corp	61,203	56,587	4,616	—	—	—
Goldman Sachs Group Inc	51,248	52,261	(1,013)	8,990	9,637	(647)
PNC Financial Services	34,028	33,087	941	24,725	22,498	2,227
Canadian Imperial Bank	52,498	48,466	4,032	6,050	4,788	1,262
ConocoPhillips	57,731	50,808	6,923	—	—	—
FMR LLC	56,040	54,828	1,212	—	—	—
Citigroup Inc	53,507	60,121	(6,614)	—	—	—
Duke Energy Corp	51,171	46,376	4,795	—	—	—
Deere & Co	50,867	45,540	5,327	—	—	—
Burlington Northern Santa Fe	50,832	47,257	3,575	—	—	—
Prudential Financial Inc	49,665	50,030	(365)	—	—	—
Wyeth	49,367	44,996	4,371	—	—	—
Manulife Financial Corp	34,650	35,567	(917)	14,493	13,649	844
Time Warner Cable Inc	47,645	43,987	3,658	—	—	—
Target Corp	47,317	44,140	3,177	—	—	—
MetLife Inc	29,850	28,655	1,195	16,934	17,349	(415)
Transcanada Corp	46,106	39,809	6,297	—	—	—
Wal-Mart Stores Inc	45,943	41,778	4,165	—	—	—
Hydro One Inc	44,070	40,694	3,376	—	—	—
Morgan Stanley	42,105	44,020	(1,915)	1,537	842	695

	1,759,807	1,693,981	65,826	228,017	242,059	(14,042)

Exhibit II
Assurant, Inc.
Commercial Mortgage Loans Summary (1)
(unaudited)

($ in thousands)	As of September 30, 2009
Summary of Commercial Mortgage Loans	Book Value	% of Total
Geographic Region
Pacific	$491,880	34%
Middle Atlantic	261,304	18%
New England	177,745	12%
South Atlantic	170,670	12%
Mountain	162,689	11%
West South Central	83,667	6%
West North Central	44,281	3%
East South Central	26,846	2%
Canada	24,469	2%
East North Central	16,773	1%
Allowance for loan losses	(11,216)	—

Total	$1,449,108	100%

Property Type
Retail	$481,083	33%
Office	476,734	33%
Industrial	374,674	26%
Other	71,368	5%
Apartments	56,465	4%
Allowance for loan losses	(11,216)	—

Total	$1,449,108	100%

Loan Size
Under $3 million	$566,424	39%
$3 million but less than $6 million	483,115	33%
$6 million but less than $9 million	231,381	16%
$9 million but less than $12 million	58,824	4%
$12 million and over	120,580	8%
Allowance for loan losses	(11,216)	—

Total	$1,449,108	100%

Commercial Mortgage Loan Information by Vintage

As of September 30, 2009

Loan year	Book value	Delinquent loan balance	Number of loans (whole number)	Number of delinquent loans	Average balance per loan	Average loan-to-value (2)	Weighted average loan-to-value (2)
2004 and prior	$577,088	—	280	—	$2,061	36.28%	48.14%
2005	247,811	—	72	—	3,442	60.68%	67.33%
2006	173,832	—	62	—	2,804	54.51%	63.35%
2007	288,555	—	90	—	3,206	72.31%	78.92%
2008	154,742	—	42	—	3,684	69.92%	73.61%
2009	18,296	—	3	—	6,099	60.26%	68.33%
Allowance for loan losses	(11,216)	—	N/A	—	N/A	N/A	N/A

Total	$1,449,108	—	549	—	$2,640	49.19%	62.24%

(1)	We originate fixed rate mortgage loans on commercial real estate. We are the sole lender and generally hold these loans to maturity. We do not typically securitize or otherwise sell these loans.
(2)	Based on property appraisals as of September 30, 2009.